QUAD CITY HOLDINGS, INC.
                            1997 STOCK INCENTIVE PLAN









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                                TABLE OF CONTENTS


Purpose of the Plan...............................................

Administration of the Plan........................................

Shares Subject to the Plan........................................

Stock Options.....................................................
         Grants   ................................................
         Terms of Options.........................................
         Terms Applicable to All Options..........................
                  Written Notice..................................
                  Method of Exercise..............................
                  Death, Disability or Retirement of Optionee.....
                  Transferability.................................

Tax Benefit Rights................................................
         Grants   ................................................
         Terms of Grants..........................................
         Benefit Available........................................
         Manner of Exercise.......................................

Restricted Stock Awards...........................................
         Grants   ................................................
         Restriction Period.......................................
         Restrictions Upon Transfer...............................
         Certificates.............................................
         Lapse of Restrictions....................................
         Termination Prior to Lapse of Restrictions...............

Stock Appreciation Rights.........................................
         Grants   ................................................
         Terms of Grant...........................................
         Payment upon Exercise....................................

Amendment or Termination of the Plan..............................

Term of Plan......................................................

Delivery and Registration of Stock................................

Rights as Stockholder.............................................

Merger or Consolidation...........................................

Changes in Capital and Corporate Structure........................

Service  .........................................................

Withholding of Tax................................................

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                            QUAD CITY HOLDINGS, INC.
                            1997 STOCK INCENTIVE PLAN


1.  Purpose of the Plan

The QUAD CITY HOLDINGS, INC. 1997 STOCK INCENTIVE PLAN (hereinafter referred to as the "Plan") is intended to provide a means whereby individuals providing services to QUAD CITY HOLDINGS, INC. (hereinafter referred to as the "Company") and its related corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, directors, officers and employees will be eligible to acquire common stock of the Company (hereinafter referred to as "Shares") or otherwise participate in the financial success of the Company, on the terms and conditions established herein. For purposes of the Plan, a corporation shall be deemed a related corporation to the Company if such corporation would be a parent or subsidiary corporation with respect to the Company as defined in
Section 424(e) or (f), respectively, of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code").

2.  Administration of the Plan

The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (hereinafter referred to as the "Committee") which shall be comprised solely of two (2) or more non-employee directors appointed by the Board of Directors of the Company (hereinafter referred to as the "Board"). A non-employee director is any member of the Board who: (i) is not currently an officer of the Company or a related corporation; (ii) does not receive compensation for services rendered to the Company or a related corporation in any capacity other than as a director; (iii) does not possess an interest in any transaction with the Company for which disclosure would be required under the securities laws; or (iv) is not engaged in a business relationship with the Company for which disclosure would be required under the securities laws. The Committee shall have sole authority to select the individuals from among those eligible to whom awards shall be made under the Plan, to establish the amount of such award for each such individual and the time when certificates for Shares shall be issued, and to prescribe the legend to be affixed to the certificate. The Committee is authorized, subject to Board approval, to interpret the Plan and may from time to time adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in administering the Plan shall be subject to Board review.

3.  Shares Subject to the Plan

The aggregate number of Shares that may be awarded to individuals under the Plan shall be 40,000 Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

4.  Stock Options

     a. Grants. The Company may issue options ("Options") to individuals under the Plan. The grant of each Option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan.

     b. Terms of Options. Except as provided in Subparagraph (c) below, each Option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, but not limited to, option price, vesting period and option term.

     c. Terms Applicable to All Options. Each Option shall be subject to the following terms and conditions:

          i) Written Notice. An Option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.

          ii) Method of Exercise. The aggregate option price may, subject to the terms and conditions set forth by the Committee in the stock option agreement, be paid in any one or a combination of cash, personal check, personal note, Shares already owned or Plan awards which the optionee has an immediate right to exercise.
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          iii) Death,  Disability  or  Retirement  of  Optionee.  If an optionee terminates employment due to death, disability or retirement, prior to exercise in full of any Options, the optionee or his successor shall have the right to exercise the Options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination, or subject to such other terms as may be determined by the Committee.

          iv) Transferability. No Option may be transferred, assigned or encumbered by an optionee, except: (i) in the event of the death of the optionee, by will or the laws of descent and distribution;
               (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order.

5.   Tax Benefit Rights

     a.   Grants.   The  Company  may  issue  Tax  Benefit  Rights  ("TBRs")  to individuals in tandem with Options under the Plan.

     b. Terms of Grants. Each TBR shall relate to a specific Option under the Plan, and shall be awarded to an individual concurrently with the grant of such Option. The number of TBRs granted to an individual shall be equal to the number of Shares that the individual is entitled to receive pursuant to the related Option. The number of TBRs held by an individual shall be reduced by the number of TBRs exercised.

     c. Benefit Available. Each TBR shall entitle an individual to the following amount of payment from the Company -- the excess of the fair market value of a Share on the exercise date over the option price, times the difference between the highest rate of tax on ordinary income over the rate of tax on capital gains (Federal and State). The total benefit available to an individual from any exercise of TBRs shall be equal to the number of TBRs being exercised, multiplied by the amount of benefit determined under the preceding sentence.

     d. Manner of Exercise. A TBR may be exercised only by giving written notice to the Company. TBRs may be exercised only at such times and by such individuals as may exercise Options under the Plan.

6.  Restricted Stock Awards

     a. Grants. Restricted Stock Awards ("RSAs") under the Plan shall be in the form of Shares, restricted as to transfer and subject to forfeiture, and shall be evidenced by restricted stock agreements in such form and consistent with this Plan as the Committee shall approve from time to time.

     b. Restriction Period. RSAs awarded under the Plan shall be subject to such terms, conditions, and restrictions, including without limitation: prohibitions against transfer, substantial risks of forfeiture, attainment of performance objectives and repurchase by the Company or right of first refusal, and for such period or periods as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the RSAs awarded to a grantee.

     c. Restrictions Upon Transfer. RSAs awarded, and the right to vote underlying Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the restriction period applicable to such Shares, except: (i) in the event of the death of the optionee, by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order. Subject to the foregoing, and except as otherwise provided in the Plan, the grantee shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote such Shares.
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     d.   Certificates.  Each certificate issued in respect of RSAs awarded to a grantee shall be deposited with the Company, or its designee, and shall bear the following legend:

          "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Quad City Holdings, Inc. 1997 Stock Incentive Plan and an Agreement entered into by the registered owner. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of said Company."

     e. Lapse of Restrictions. The Agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares, free of the foregoing restrictive legend, shall be issued to the grantee or his legal representative.

     f. Termination Prior to Lapse of Restrictions. In the event of a grantee's termination of employment prior to the lapse of restrictions applicable to any RSAs awarded to such grantee, all Shares as to which there still remain restrictions shall be forfeited by such grantee without payment of any consideration to the grantee, and neither the grantee nor any successors, heirs, assigns, or personal representatives of such grantee shall thereafter have any further rights or interest in such Shares or certificates.

7.  Stock Appreciation Rights

     a. Grants. Stock Appreciation Rights ("SARs") are rights entitling the grantee to receive cash or Shares having a fair market value equal to the appreciation in market value of a stated number of Shares from the date of grant, or in the case of rights granted in tandem with or by reference to an Option granted prior to the grant of such rights, from the date of grant of the related Option to the date of exercise, which may be granted to such directors as may be selected by the Committee.

     b. Terms of Grant. SARs may be granted in tandem with or with reference to a related Option, in which event the grantee may elect to exercise either the Option or the SAR, but not both, as to the same Share subject to the Option and the SAR, or the SAR may be granted independently of a related Option. In the event of a grant with a related Option, the SAR shall be subject to the terms and conditions of the related Option. In the event of an independent grant, the SAR shall be subject to the terms and conditions determined by the Committee. SARs shall not be transferred, assigned or encumbered, except that SARs may be exercised by the executor, administrator or personal representative of the deceased grantee within twelve (12) months of the death of the grantee and transferred pursuant to a certified domestic relations order.

     c. Payment upon Exercise. Upon exercise of an SAR, the grantee shall be paid the excess of the then fair market value of the number of Shares to which the SAR relates over the fair market value of such number of Shares at the date of grant of the SAR or of the related Option, as the case may be. Such excess shall be paid in cash or in Shares having a fair market value equal to such excess or in such combination thereof as the Committee shall determine.

8.  Amendment or Termination of the Plan

The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award theretofore made pursuant to the Plan.

9.  Term of Plan

The Plan shall be effective upon the date of its adoption by the Board. Unless sooner terminated under the provisions of paragraph 8, Options, TBRs, SARs and RSAs shall not be awarded under the Plan after the expiration of ten (10) years from the effective date of the Plan.
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10.  Delivery and Registration of Stock

The Company's obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

11. Rights as Stockholder

Upon delivery of any Share to an individual, such individual shall have all of the rights of a stockholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

12. Merger or Consolidation

In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, all outstanding Options, TBRs, SARs and RSAs shall become immediately and fully exercisable and unrestricted, and the surviving corporation may exchange Options, TBRs and SARs issued under this Plan for options, tax benefit rights, and stock appreciation rights (with the same aggregate option price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger, consolidation or change of control.

For purposes of this paragraph, the term "change of control" shall mean the following:

     (a) The consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Company; or

     (b) The individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the shareholders, of any new director was approved by a vote of a majority of the Board, then such new director shall, for purposes of this Plan, be considered as a member of the Board; or

     (c) Approval by shareholders of (1) a merger or consolidation if the shareholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty-seven percent (67%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a change of control shall not be deemed to occur solely because thirty-three percent (33%) or more of the combined voting power of the then outstanding securities of the Company is acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company, or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders in the same proportion as their ownership of stock immediately prior to such acquisition.
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13. Changes in Capital and Corporate Structure

The aggregate number of Shares and interests awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The adjustment shall be made in an equitable manner which will cause the awards to remain unchanged as a result of the applicable transaction.

14. Service

An individual shall be considered to be in the service of the Company or related corporation as long as he or she remains a director, officer or employee of the Company or related corporation. Nothing herein shall confer on any individual the right to continued service with the Company or related corporation or affect the right of the Company or related corporation to terminate such service.

15. Withholding of Tax

To the extent the award, issuance or exercise of Options, TBRs, SARs or RSAs results in the receipt of compensation by an individual, the Company is authorized to withhold from any other cash compensation then or thereafter payable to such individual or to withhold sufficient Shares to pay any tax required to be withheld by reason of the receipt of the compensation. Alternatively, the individual may tender a personal check in the amount of tax required to be withheld.